UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 28, 2008

NEUROMETRIX, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50856	04-3308180
(State or other jurisdiction of	Commission file number	(I.R.S. Employer
incorporation or organization)		Identification No.)

62 Fourth Avenue

Waltham, Massachusetts 02451

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (781) 890-9989

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                             Other Events.

On October 25, 2008 the American Medical Association (“AMA”) CPT Editorial Panel considered nerve testing as an agenda item.  The Editorial Panel voted on whether to create a new Category I CPT code for nerve conduction studies performed with pre-configured electrode arrays, such as are utilized with the NeuroMetrix NC-stat System.  Following its procedures, the CPT Editorial Panel will release the outcome of the vote when the minutes of the meeting are finalized and approved.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

NEUROMETRIX, INC.

Dated: October 28, 2008	By:	/s/ Shai N. Gozani, M.D., Ph.D.
Shai N. Gozani, M.D., Ph.D.
President and Chief Executive Officer